POWER OF ATTORNEY

     We, the undersigned members of the Board of Directors of Bowater Incorporated, hereby severally appoint Harry F. Geair, William G. Harvey and David G. Maffucci, and each of them singly, our true and lawful attorneys with the full power of substitution, to sign for us and in our names in the capacities listed below, the Registration Statement on Form S-8 pertaining to the Bowater Incorporated 2002 Stock Option Plan, and any and all amendments to such Registration Statement, and generally to do all such actions in our names and on our behalf in our capacities as members to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

        Signature                            Title                  Date

/s/          Franics J. Aguilar         Director           January 29, 2003
--------------------------------
Francis J. Aguilar

/s/             Richard Barth           Director           January 29, 2003
---------------------------------
Richard Barth

/s/           Cinda A. Hallman          Director           January 29, 2003
---------------------------------
Cinda A. Hallman

/s/           Charles J. Howard         Director           January 29, 2003
----------------------------------
Charles J. Howard

/s/           L. Jacques Menard         Director           January 29, 2003
----------------------------------
L. Jacques Menard

/s/             John A. Rolls           Director           January 29, 2003
----------------------------------
John A. Rolls

/s/           Arthur R. Sawchuk         Director           January 29, 2003
----------------------------------
Arthur R. Sawchuk

/s/           Togo D. West, Jr.         Director           January 29, 2003
----------------------------------
Togo D. West, Jr.